SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                           [Amendment No. ___________]

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a.12

                        Digital Descriptor Systems, Inc.
                (Name of Registrant as Specified in Its Charter)

                        Digital Descriptor Systems, Inc.
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules  O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     1)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     3)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     4)   Total fee paid:

          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ______________________________________________
     2)   Form Schedule or Registration State No.:______________________________
     3)   Filing Party:_________________________________________________________
     4)   Date Filed:___________________________________________________________

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           2010-F Cabot Boulevard West
                          Langhorne, Pennsylvania 19047


                                   ----------

                            NOTICE OF ANNUAL MEETING

                                   ----------


     The Annual Meeting of Stockholders of Digital Descriptor Systems, Inc. will be held at the offices of Digital Descriptor Systems, Inc., 2010-F Cabot Boulevard West, Langhorne, Pennsylvania 19047 on Wednesday, May 21, 1997 at 1:30 p.m., local time, for the following purposes:

     1. To elect four directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected;

     2. To approve the amendment and restatement of the Certificate of Incorporation of Digital Descriptor Systems, Inc.;

     3. To approve the Restated Digital Descriptor Systems, Inc. 1994 Stock Option Plan;

     4.   To approve the Digital Descriptor  Systems,  Inc. 1996 Director Option
          Plan;

     5. To approve the Digital Descriptor Systems, Inc. Employee Stock Purchase Plan; and

     6. To transact such other business as may properly come before the Annual Meeting of Stockholders.

      Holders of record of common stock at the close of business on April 1, 1997 are the only stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders.

                                                           MICHAEL OTT
                                                           Secretary
April 18, 1997

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                           2010-F Cabot Boulevard West
                          Langhorne, Pennsylvania 19047

                                   ----------

                                 PROXY STATEMENT

                                   ----------


                                                           April 18, 1997




      This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Digital Descriptor Systems, Inc. (the "Company") for the 1997 Annual Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is April 22, 1997. All holders of record of the Company's common stock at the close of business on April 1, 1997 are entitled to vote at the Meeting. On that date, 2,468,750 shares of common stock were issued and outstanding. Each share entitles the holder to one vote on each matter properly brought before the meeting.


Voting of Proxies

      When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

          "FOR" the election of the four nominees for director named on the proxy card;

          "FOR" the approval of the amendment and restatement of the Certificate of Incorporation of the Company;

          "FOR" the approval of the Restated Digital Descriptor Systems, Inc. 1994 Stock Option Plan;

          "FOR" the approval of the Digital Descriptor Systems, Inc. 1996 Director Option Plan; and

          "FOR" the approval of the Digital Descriptor Systems, Inc. Employee Stock Purchase Plan.

      You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any proxy previously given.

Votes Required

      The presence, in person or by proxy, of the holders of at least a majority of the shares of the common stock of the Company outstanding on April 1, 1997 is necessary for a quorum for the annual meeting. Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

      The affirmative vote of a majority of the shares present in person or by proxy is required for the election of directors and for the approval of the Revised 1994 Digital Descriptor Systems, Inc. Stock Option Plan and the Digital Descriptor Systems, Inc. 1996 Director Option Plan (Items 1, 3, and 4). The affirmative vote of a majority of the outstanding shares of common stock of the Company is required for the approval of the Restated Certificate of Incorporation and the Digital Descriptor Systems, Inc. Employee Stock Purchase Plan (Items 2 and 5). Broker non-votes will have the same effect as a vote against the proposals to amend the Certificate of Incorporation and to approve the Employee Stock Purchase Plan (Items 2 and 5) and will have no effect on the outcome of the vote for the other proposals (Items 1, 3 and 4).

      The Company shall solicit Proxies through the use of the mail. The cost of all solicitations will be borne by the Company.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

      The Board of Directors is composed of five members. The Board of Directors has the responsibility for establishing broad corporate policies and for overseeing the overall performance of the Company. Each director is elected to hold office until the next annual meeting of stockholders or until a director's successor is elected and qualified or until a director's death, resignation or removal. Shareholders will be electing four directors at the annual meeting, and there will be one vacancy.

      Directors who are not officers or employees receive a remuneration of $1,000 per meeting for acting as a director plus reimbursement for expenses in attending directors' meeting. If the 1996 Director Option Plan is approved by stockholders, each director who is not an officer or employee of the Company will automatically receive a grant of an option to purchase 15,000 shares of the Company's common stock effective as of the date such person becomes a director and thereafter a grant of an option to purchase 1,000 shares of the Company's common stock on the date of each of the Company's regular Annual Meetings if he or she has served on the Board of Directors for at least six months. Directors who are also employees or officers of the Company receive no compensation for serving as directors.

Nominees for Election

      GARRETT U. COHN, 59, has been President, Chief Executive Officer and director of the Company since July, 1994. From July, 1994 to August, 1995, Mr. Cohn was Chief Financial Officer and Treasurer. From 1989 to July, 1994 Mr. Cohn was Vice President of Compu-Color, Inc., the predecessor to the Company, and in charge of all of its operations. Mr. Cohn is married to Myrna L. Cohn, Ph.D. Mr. Cohn and Dr. Cohn filed for and were discharged in personal bankruptcy in 1986. Mr. Cohn is also the brother of Norman Cohn, a principal stockholder.

      MICHAEL OTT, 44, has been a Vice President of Sales and Secretary of the Company since July, 1994 and a director of the Company since August, 1994. Mr. Ott was employed by Compu-Color, Inc., the predecessor to the Company, as sales manager since its incorporation in 1989. Prior to that time he was sales manager for the Compu-Color division of ASI Computer Systems, Inc. since 1986. Mr. Ott filed for and was discharged in personal bankruptcy in 1986.

      MYRNA L. COHN, PH.D., 57, has been President of Cohn Management Systems, Inc., a consulting company wholly owned by Dr. Cohn, which specializes in the management of organizational transition and change in mid-sized corporations, since 1986. Dr. Cohn is the sole employee and performs consulting services on behalf of the company. Dr. Cohn has also owned and operated a sole proprietorship since 1994 known as XLdynamics which supplies personnel measurement tools and consulting services to companies. Prior to organizing Cohn Management Systems, Inc., Dr. Cohn was a management consultant for various companies and a professor at Loyola University in Chicago, Illinois. Dr. Cohn has been a director of the Company since August, 1994. Dr. Cohn is married to Garrett U. Cohn. Dr. Cohn and Garrett U. Cohn filed for and were discharged in personal bankruptcy in 1986.

      STEPHEN F. BRIGHT, 52, has been Executive Vice President and General Counsel of the Cohen Family Trusts since April 1, 1996. Prior to April 1, 1996, Mr. Bright was a practicing attorney and partner in the law firm of Phelan, Tucker, Boyle, Mullen, Bright & Walker. Mr. Bright has been a director of the Company since May, 1996.

Other Directors

      BARTLETT R. RHOADES, 58, has been Chief Executive Officer of Medical Data International, Inc., a publishing and information company in medical technology, since February, 1997. From 1995 to February, 1997, Mr. Rhoades was a self-employed management consultant and private investor.

From 1991 to 1995, Mr. Rhoades was President, Chief Executive Officer of Medical SelfCare, Inc., a consumer mail order catalog company specializing in health and fitness products. Mr. Rhoades currently is a member of the Board of Directors of Robert Mondavi Corporation and has been a director of the Company since August 1995.

Board and Committee Meetings

      The Board of Directors held five meetings in 1996. The attendance in the aggregate of the total number of meetings of the Board was 100%.

      The Board has established three committees: the Compensation Committee, the Stock Option Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.


The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company, other than the President and makes recommendations to the Board of Directors concerning the compensation of the President of the Company. The Compensation Committee also determines any grants of stock or stock options under the Consultants and Advisors Plan to non-employee consultants and advisors. The Compensation Committee consists of Garrett U. Cohn, Bartlett Rhoades and Stephen Bright and did not meet in 1996.

      The Stock Option Committee reviews and approves the Company's stock option and stock purchase plans covering employees, including the implementation of new plans if desirable. The Committee also determines grants of stock options under the 1994 Stock Option Plan and the terms of stock options granted, including number of shares covered by an option, the date of grant and the fixing of the exercise price. The Stock Option Committee consists of Bartlett Rhoades and Stephen Bright and met once in 1996.

      The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee consists of Dr. Myrna L. Cohn and Bartlett Rhoades. The Audit Committee met 2 times in 1996.


Certain Transactions

      In June and July, 1994, the Company issued 120,000 shares of common stock to Garrett U. Cohn in consideration for $120 or $0.001 per share. The shares issued to Mr. Cohn were converted into 60,000 shares of common stock pursuant to the merger of Compu-Color, Inc. into the Company. Mr. Cohn has agreed not to transfer his stock for the period of his employment agreement, 5 years, and for a period of 3 years following the termination or expiration of the employment agreement. These shares are further restricted in that they will be forfeited by Mr. Cohn in the event that he voluntarily terminates his employment with the Company or the Company terminates his employment with cause, prior to his fifth anniversary date or Mr. Cohn violates the confidentiality or non-competition provisions of the employment agreement. The Company will record unearned compensation as a result of this issuance of stock. Such unearned compensation will be amortized as an expense in the operating statement over the period of the stock restrictions.

      As of December 31, 1995, the Company owed $71,913 to affiliated companies owned by Mr. Cohn, including National Business Services, Inc. ("NBS"), Medical Data Institute, Inc. ("MDI") and ASI Computer Systems, Inc. ("ASI") for services and goods furnished to Compu-Color, Inc. in the ordinary course of business and for loans for working capital for its operations and the expenses of the public offering of its common stock, including $400,000 under a Note dated July, 1994 made by the Company to NBS. Norman Cohn is the brother of Garrett Cohn and is a principal stockholder of the Company. The Company does not currently owe any amount to Norman Cohn or any affiliate of Mr. Cohn, other than trade payables arising in the ordinary course of business.

      Compu-Color, Inc. has purchased computer hardware for resale from ASI, under ASI agreements with manufacturers. All such purchases are in the ordinary course of business and at ASI's cost.


      The Company entered into a Loan and Security Agreement on June 16, 1995 with National Business Services, Inc. ("NBS"), a corporation owned by Norman Cohn, under which NBS agreed to make available to the Company a $350,000 revolving loan to be used for working capital (the "Cohn Bridge Financing"). The Cohn Bridge Financing accrued interest at the rate of 2% over the prime rate of interest of Chase Manhattan Bank. All amounts owing on the Cohn Bridge Financing were paid by December 31, 1996. In connection with the Cohn Bridge Financing, the Company issued to Norman Cohn 20,000 Redeemable Class A-1 Warrants and 20,000 Redeemable Class B-1 Warrants (the "Cohn Bridge Warrants"). The terms on which the Class A-1 Warrants and Class B-1 Warrants can be exercised are the same as the Company's Class A Warrants and Class B Warrants, respectively. The Cohn Bridge Warrants may be redeemed by the Company on the same terms as the Class A Warrants and Class B Warrants; however, the Company may not exercise its right to redeem with respect to any of the Cohn Bridge Warrants unless its registers the common stock underlying such Cohn Bridge Warrants. At the request of a majority of the holders of the Cohn Bridge Warrants, the Company has agreed to file on one occasion, at the Company's expense, a new registration statement under the Securities Act of 1933 to permit the public sale of the Cohn Bridge Warrants or underlying common stock. The Company has also agreed to provide "piggy back" registration rights to the holders of the Cohn Bridge Warrants.


      The Company leased office space and facilities from MDI. The lease expired June 30, 1995. The Company retained XLdynamics, a sole proprietorship, wholly owned by Dr. Myrna L. Cohn, a director and spouse of Garrett U. Cohn, as a consulting firm to assist in strategic planning and personnel matters. XLdynamics was paid by the Company $42,000 during 1996 and $35,000 during 1995, including $22,500 paid upon signing the Consulting Agreement. The Consulting Agreement is for a period of 24 months and requires a payment of $3,500 per month during its term. The agreement was approved by unanimous consent of the disinterested directors. In addition in 1995, the Company paid $10,000 to Cohn Management Systems, Inc., a consulting company wholly owned by Dr. Cohn, for consulting services.

Executive Officers

      The following were the executive officers of the Company during 1996:

      GARRETT U. COHN, 59, has been President, Chief Executive Officer, Chief Financial Officer, Treasurer and director of the Company since July, 1994. From 1989 to July, 1994 Mr. Cohn was Vice President of Compu-Color, Inc. and in charge of all of its operations. Mr. Cohn is married to Myrna L. Cohn, Ph.D. Mr. Cohn and Dr. Cohn filed for and were discharged in personal bankruptcy in 1986. Mr. Cohn is also the brother to Norman Cohn, a principal stockholder.

      MICHAEL OTT, 44, has been a Vice President, Sales and Secretary of the Company since July, 1994 and a director of the Company since August, 1994. Mr. Ott has been employed by Compu-Color, Inc. as sales manager since its incorporation in 1989. Prior to that time he was sales manager for the Compu-Color division of ASI Computer Systems, Inc. since 1986. Mr. Ott filed for and was discharged in personal bankruptcy in 1986.

      MICHAEL PELLEGRINO, 48, has been Vice President, Finance and Chief Financial Officer of the Company since August 29, 1995. From 1985 to August, 1995 Mr. Pellegrino was Chief Financial Officer of Software Shop Systems, Inc., a company specializing in the development and distribution of software.

      VINCENT MORENO, 54, has been Vice President, Technology since June, 1996. From January 1994 to June 1996 Mr. Moreno was Vice President of Product Services for CS Systems, a provider of software scheduling services to the retail market. From January 1990 to December 1993 Mr. Moreno was Vice President of Development for Software Shop Systems, Inc. Prior to January 1990, Mr. Moreno was President and chief executive officer of Mainstream Corporation, a provider of software services to the vehicle maintenance and secondary education markets.


Compliance with Section 16 of the Securities Exchange Act of 1934

      The Company believes that under the Securities and Exchange Commission's rules for reporting of securities transactions by directors, executive officers and persons who own more than 10% of the Company's common stock, all required reports have been timely filed, except that a Form 3 was not timely filed by Vincent Moreno to reflect his election as Vice President, Technology of the Company. In making these statements, the Company has relied on the written representations of its incumbent directors and officers and its ten percent holders and copies of the reports that they have filed with the Commission.

Compensation of Directors and Executive Officers


      The following table summarizes the compensation paid by the Company for the fiscal year ended December 31, 1996 to the Company's Chief Executive Officer and to each other officer whose salary and bonus for 1996 exceeded $100,000.




                                                                                   Long-Term Compensation
                                                  Annual Compensation       -----------------------------------
                                                  --------------------                            Securities
     Name and Principal                                                     Restricted Stock      Underlying
          Position                   Year         Salary        Bonus             Award        Options/SARs (#)
     ------------------              ----         ------        -----       ----------------    ---------------
Garrett U. Cohn,                     1996         $150,000          0            _______             50,000
Chief Executive                      1995         $123,420          0                  0                  0
Officer(1)                           1994         $100,000          0           $239,880(2)               0

Michael Ott,                         1996         $118,853          0                  0             25,000
Vice President, Sales (3)            1995         $ 74,788          0                  0                  0
                                     1994         $ 97,924          0                  0                  0

-----------------
1. Mr. Cohn was Vice President and CEO of Compu-Color, Inc. until June, 1994. He has been President of the Company since June, 1994.
2. Mr. Cohn purchased 120,000 shares of common stock (the shares were converted to 60,000 shares after giving effect to the merger with Compu-Color, Inc.) for a purchase price of $120.00. At the time of the sale, the Company had no public market value for its stock. The appraised fair market value of the 120,000 shares of common stock was $240,000 in July, 1994. The value of 60,000 shares on December 31, 1995 (based on the closing market price) was $277,500. Dividends will be paid on the shares of common stock owned by Mr. Cohn if declared and paid by the Company on its common stock.
3. Mr. Ott was Vice-President, Sales of the Company since July, 1994. Prior to that time, he was Sales Manager of Compu-Color, Inc.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                            Individual Grants
                              ---------------------------------------------
                             Number of Securities    % of Total Options/SARs
                            Underlying Options/SARs    Granted to Employees    Exercise or
           Name                     Granted               in Fiscal Year        Base Price     Expiration Date
           ----             -----------------------  -----------------------   -----------     ---------------
Garrett U. Cohn                     50,000                      55.56%             $3.75         April 1, 2006
Michael Ott                         25,000                      27.78%             $3.75         April 1, 2006

      In July, 1994, the Company entered into a 5 year employment agreement with Garrett U. Cohn as President and Chief Executive Officer of the Company. Mr. Cohn is paid a base salary of $150,000 per year. The Board of Directors may in its discretion grant a bonus to Mr. Cohn or adjust his base salary (but not below $150,000) each year. The Company also furnishes Mr. Cohn with an automobile and automobile expenses. If Mr. Cohn is terminated by the Company without cause, he will be entitled to the present value of his salary for the balance of the 5 year term calculated at the then prime rate, and any benefits then received by Mr. Cohn shall continue for the balance of the 5 year term. Mr. Cohn will have the right to terminate the employment agreement in the event of a "change of control" of the Company. A change of control, as defined in the employment agreement, means any sale, assignment, transfer or other disposition of more than 50% of the outstanding shares of common stock, other than in bona fide offerings of the shares to the public.

      Pursuant to the employment agreement, Garrett U. Cohn was granted the right and did purchase 119,999 shares of common stock of the Company for $.001 per share. Mr. Cohn had previously purchased 1 share from the Company for a price of $.001. The 120,000 shares of common stock were converted to 60,000 shares after giving effect to the merger with Compu-Color, Inc. Pursuant to the Restricted Stock Agreement executed in connection with the issuance of such shares, Mr. Cohn can not sell or transfer such shares for a period of 8 years, except in the event of death or permanent disability, without the consent of the Board of Directors of the Company. The shares of common stock will be forfeited by Mr. Cohn if, before July 7, 1999, Mr. Cohn terminates his employment or the Company terminates his employment for cause, or if, before July 7, 2002, Mr. Cohn breaches certain obligations of confidentiality or noncompetition contained in the employment agreement.

      Directors who are officers or employees of the Company receive no additional compensation for their services as members of the Board of Directors. Directors who are not officers or employees of the Company will receive a remuneration of $1,000 per meeting for acting as a director, plus reimbursement for expenses in attending directors meetings. Under the 1996 Director Option Plan, if approved by the stockholders, each director who is not an officer or employee of the Company automatically receives a grant of an option to purchase 15,000 shares of the Company's common stock effective as of the date such person becomes a director and thereafter a grant of an option to purchase 1,000 shares of the Company's common stock on the date of each of the Company's regular annual meetings if he or she has served on the Board of Directors for at least six months.

Security Ownership of Certain Beneficial Owners and Management

      The Company has 2,468,750 issued and outstanding shares of common stock. The following table sets forth information with respect to the beneficial ownership of the Company's common stock as of April 1, 1997, by (i) each person known to be a beneficial owner of more than 5% of the Company's outstanding common stock, (ii) each of the Company's executive officers and directors, and
(iii) all directors and executive officers of the Company as a group.


                                             Amount and Nature of    Percentage
Name and Address of Beneficial Owner            Beneficial Owner      of Class
------------------------------------         --------------------    ----------
Norman Cohn ..............................        940,000 (1)(2)          38%
1120 Wheeler Way
Langhorne, Pennsylvania 19047

Garrett U. Cohn ..........................      1,000,000 (1)(2)         41%
2010-F Cabot Boulevard West
Langhorne, Pennsylvania 19047

Myrna L. Cohn, Ph.D. .....................         12,312 (3)            .08%
Cohn Management Systems
177 Ash Way
Doylestown, Pennsylvania 18901

Bartlett Rhoades .........................          8,562 (4)            .08%
Medical Data International
Two Park Plaza, Suite 1200
Irvine, California 92614

Stephen F. Bright ........................          4,750 (5)            .04%
Cohn Family Trust
1120 Wheeler Way
Langhorne, Pennsylvania 19047


All officers and directors
as a group (7 persons) ...................      1,025,624                 42%

--------------
1. Garrett U. Cohn owns 60,000 shares of stock. In addition, Mr. Cohn, as Voting Trustee, has the right to vote 940,000 shares of stock held of record by Norman Cohn pursuant to the Voting Trust Agreement described below and, as a result of such voting rights, such shares are included in the shares shown as beneficially owned by Garrett U. Cohn. The shares shown do not include shares of common stock beneficially owned by Myrna L. Cohn, Garrett U. Cohn's spouse.
2. Norman Cohn has granted Garrett U. Cohn an option to purchase up to 14% of his holdings of common stock, provided certain conditions are met.
3. The shares shown for Myrna L. Cohn represent shares of common stock which may be acquired within 60 days of April 1, 1997 pursuant to stock options awarded under stock option plans of the Company including, options for 10,312 shares which cannot be exercised unless the 1996 Director Option Plan is approved by the stockholders at the Annual Meeting. The shares shown do not include shares of common stock beneficially owned by Garrett
     U. Cohn, Myrna L. Cohn's spouse.
4. The shares shown for Bartlett Rhoades represent shares of common stock which may be acquired within 60 days of April 1, 1997 pursuant to stock options awarded under stock option plans of the Company, including options for 6,562 shares which can not be exercised unless the 1996 Director Option Plan is approved by the stockholders at the Annual Meeting.
5. The shares shown for Stephen F. Bright represent shares of common stock which may be acquired within 60 days of April 1, 1997 pursuant to stock options awarded under stock option plans of the Company, including options for 3,750 shares which can not be exercised unless 1996 Director Option Plan is approved by the stockholder at the Annual Meeting.

      Under the terms of the Stock Option Agreement dated July 10, 1995 between Norman Cohn and Garrett U. Cohn, Garrett U. Cohn has an option to purchase 14% of the stock of the Company owned by Norman Cohn for a purchase price of $1,000. The stock option may be exercised at any time that the value of Norman Cohn's stockholdings equals or exceeds $7,000,000 or a price of $7.45 per share. The price is subject to adjustment in the event Norman Cohn sells any of his stock subject to the stock option. The exercise period begins on August 16, 1997 and expires at the close of business on February 11, 1998.

      Under the terms of the Voting Trust Agreement dated April 18, 1995, between Norman Cohn and Garrett U. Cohn, as Trustee, Norman Cohn has transferred to the trust 940,000 shares of common stock of the Company, representing all of the shares of common stock owned by him. The term of the Voting Trust is 10 years and shall terminate in April, 2005. Under the terms of the Voting Trust Agreement, Garrett U. Cohn, as the Trustee, has the right to vote the stock in the Voting Trust, except as to certain actions, including, but not limited to, any amendment to the certificate of incorporation of the Company, merger or sale of substantially all of the assets of the Company or any action which will cause a dilution in the outstanding shares of common stock. In addition, Norman Cohn has the right to direct that the shares of common stock in the Voting Trust be voted in favor of a nominee for director named by Norman Cohn. Mr. Cohn has named Stephen F. Bright as his nominee to the Board of Directors and directed the shares of common stock be voted in favor of Mr. Bright.

      There are no arrangements known to the Company which at a later date may result in a change in control of the Company.

Accountants

      KPMG Peat Marwick, LLP have been the independent public accountants of the Company for the year ending December 31, 1996 to examine the Company's financial statements and have been selected to be the independent public accountant for the year ending December 31, 1997. One or more members of KPMG Peat Marwick, LLP are expected to be present at the Annual Meeting, to respond to questions and to make a statement if they desire to do so.

         DIRECTORS' PROPOSAL TO APPROVE AMENDMENT AND RESTATEMENT OF THE
                  CERTIFICATE OF INCORPORATION OF THE COMPANY
                           (Item 2 on the Proxy Card)

      The Board of Directors has approved and recommends to stockholders that they approve a proposal to amend and restate the Company's Certificate of Incorporation. The amendment and restatement of the Certificate of Incorporation will make the following changes in the Certificate of Incorporation:


      (1) Increase the authorized shares of stock of the Company from Ten Million shares to Eleven Million shares to consist of Ten Million shares of common stock and One Million shares of preferred stock. The Certificate of Incorporation of the Company now authorizes Ten Million shares of common stock and no shares of preferred stock. The Amendment to the Certificate of Incorporation will authorize no additional shares of common stock and One Million additional shares of preferred stock and will delegate to the Board of Directors the right to determine the terms of the preferred stock including dividend rates, conversion prices, voting rights, redemptions prices, maturity dates and similar matters. While the Company has no current plans for issuance of the preferred stock to be authorized, the Board of Directors anticipates that the Company may desire to issue preferred stock in connection with additional equity funding. The Company is currently seeking additional equity funding. At this time, the Board of Directors does not know the terms on which equity funding will be available to the Company and does not know whether preferred stock will be issued in connection with any equity funding. The Board of Directors believes that the amendment to the Certificate of Incorporation to authorize One Million shares of preferred stock will benefit the Company by providing the Company with flexibility to raise capital through the issuance of preferred stock, if desirable. In addition, by delegating to the Board of Directors the power to set the terms of the preferred stock, the Company will be able to negotiate the best terms for any equity investment.

          Authorized shares may be issued and the terms of the preferred stock determined from time to time without action by the Company's stockholders to such persons and for such consideration and on such terms as the Board of Directors determines.



      (2) Permit the by-laws of the Company to be amended by the Board of Directors. Currently stockholder approval is needed to amend the by-laws. The Board of Directors believes that permitting the by-laws of the Company to be amended by the Board of Directors will provide greater flexibility to the Board of Directors in managing the Company, including the ability to increase the Board of Directors if desirable. The Board of Directors does not have any plans to amend the by-laws and does not know of any current situations in which the expanded directors' powers to amed the by-laws would be used to adversely affect stockholders.

      (3) Permit a compromise or arrangement between the Company and its creditors or a class of creditors or the Company and its stockholders or a class of stockholders to be approved by a majority in number representing three-fourths in value of the creditors or class of creditors or stockholders or class of stockholders, as the case may be at a meeting to be called by a court of the state of Delaware and provided such compromise or arrangement is sanctioned by such court, such compromise or arrangement would then be binding on all creditors or class of creditors, stockholders or class of stockholders as the case may be and on the Company. The provision, which is specifically permitted by the Delaware General Corporation Law, will provide to the Company greater flexibility in dealing with creditors and stockholders if the Board of Directors of the Company believes a compromise or arrangement is desirable. The provision will permit action to be taken on a compromise or arrangement with less than unanimous consent of creditors or a class of creditors, stockholders or a class of stockholders affected by the compromise or arrangement. The Company is not currently experiencing any difficulties with its creditors. However, KPMG Peat Marwick LLP, the certified public accountants for the Company, made an unqualified opinion with an explanatory reports in connection with the 1996 audited financial statements in which it stated that the Company's recurring losses and requirement for additional financing in 1997 raise substantial doubt about the Company's ability to continue as a going concern. Although the Company has no current plans to reach a compromise or arrangement between the Company and its creditors or stockholders, the Board of Directors anticipates that it may be in the Company's best interest to have the power to reach a compromise or arrangement with creditors or stockholders with less than unanimous consent of the creditors or stockholders.


      (4) The Restatement of the Certificate of Incorporation makes additional changes to the language used in the Certificate of Incorporation which are not substantive changes, but are intended to clarify the Certificate of Incorporation.

      The Restated Certificate of Incorporation is Exhibit A to the Proxy Statement.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION.

                   DIRECTORS' PROPOSAL TO APPROVE THE RESTATED
                             1994 STOCK OPTION PLAN
                           (Item 3 on the Proxy Card)


      On March 20, 1997, the Board of Directors of the Company adopted the Restated 1994 Stock Option Plan for the Company (the "Restated Plan"), subject to stockholder approval the Restated Plan will replace the revised 1994 Stock Option Plan (the "Existing Plan"). Under the Restated Plan, the Option Committee of the Board of Directors (a committee which consists of a minimum of two members of the Board of Directors, none of whom may be an employee of the Company) in its discretion may grant stock options to purchase common stock of the Company (either incentive or non-qualified stock options) and stock appreciation rights ("SARs") to officers and employees, including directors who are employees, of the Company. Subject to certain limitations set forth in the Restated Plan, the Option Committee has discretion to determine the terms and conditions upon which the options may be exercised. The Company has reserved 300,000 shares of common stock for the grant of options under the Restated Plan, subject to anti-dilution provisions.


Summary of Plan Provisions


      The following is a summary of the terms of the Restated Plan. This summary is qualified in its entirety by reference to the full text of the Restated Plan.

      Employees of the Company or any subsidiary of the Company who are executive, administrative, professional or technical personnel with responsibilities affecting the management, direction, development and financial success of the Company or its subsidiaries are eligible to participate in the Restated Plan. As of the date of this Proxy Statement there are 5 employees eligible to participate in the Restated Plan.


      Under the Existing Plan non-employee directors were also eligible as participants to receive automatic grants of stock options. The provisions for automatic grants of options to non-employee directors has been removed from the Restated Plan. Directors will be entitled to receive options under the 1996 Directors Option Plan, if the Plan is approved by stockholders.

      Subject to certain limitations in the Restated Plan, the Option Committee under the Restated Plan has the discretion from time to time to grant incentive stock options, non-qualified options, stock appreciation rights ("SARs"), either individually or in combination.


      Stock options under the Plan give the optionee the right to purchase a number of shares of the Company's common stock at future dates within ten years of the date of grant. The exercise price may be the fair market value of the stock on the date of grant or such other price as the committee may determine, but with respect to incentive stock options, not less than 100% of such fair market value or, if granted to an individual who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, 110% of fair market value. The purchase price to be paid upon exercise of the option may be paid in the committee's discretion: (i) in cash or by certified check; (ii) by delivery of shares of the Company's common stock or by authorizing the Company to retain shares of the Company's common stock which would be issuable on exercise of the option or by certifying shares of common stock for later delivery with a fair market value at the time of exercise equal to the total option price; (iii) by delivery of a note; (iv) by extension of credit by a broker-dealer; or (v) in the discretion of the committee, by a combination of the methods described above. The fair market value of shares of common stock on a particular date is defined as (i) the closing price of the common stock as quoted on an established stock exchange or a national market system as quoted on that date, (ii) a mean between the highest and lowest bid and asked price per share of the common stock on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or as regularly quoted by a recognized securities dealer for the last trading day before such date or (iii) in the absence of a reliable market, by a formula fixed by the Board of Directors.

      The Option Committee may grant SARs in conjunction with all or part of any stock option granted under the Restated Plan and the exercise of such an SAR shall require the cancellation of a corresponding portion of the stock option (and the exercise of a stock option shall result in a corresponding cancellation of the SAR). In the case of a stock option other than an incentive stock option, such SARs may be granted either at or after the time of grant of such stock option. In the case of an incentive stock option, such SARs may be granted only at the time of grant of such stock option. An SAR may also be granted on a stand alone basis.

      The term of an SAR shall be established by the Option Committee. If granted in conjunction with a stock option, the SAR shall have a term which is the same as the period for the stock option and shall be exercisable only at such time or times and to the extent the related stock options would be exercisable. An SAR which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent determined by the Option Committee.

      Upon the exercise of an SAR, an employee shall be entitled to receive an amount in cash, shares of common stock or both as determined by the Option Committee equal in value to the excess of the fair market value per share of the common stock over the exercise price per share of common stock subject to the option multiplied by the number of shares of common stock in respect of which the SAR is exercised. In the case of an SAR granted on a stand-alone basis, the Option Committee shall specify the value to be used.

      The Option Committee has the right to amend any provision of an option or SAR at any time after issuance; provided, however, no amendment may be made to increase the exercise price, extend the date on which such option or SAR or any installment thereof shall become exercisable or shorten the term of the option or SAR without the consent of the holder.

      On March 17, 1997 the closing price of the Company's common stock on NASDAQ was $1.00.

      The Plan permits an optionee to exercise any outstanding option or SAR during the three months after termination of employment, unless the optionee's employment is terminated for cause (as determined by the committee) or is terminated without the consent of the Company. A holder's legal representatives have twelve months after the holder's death to exercise an outstanding option or SAR. In either instance, such option or SAR may be exercised only to the extent that the option or SAR was exercisable on the date of termination and only prior to the time the option or SAR expires. If the holder terminates employment due to retirement, the exercise period of an outstanding option or SAR which is exercisable on the retirement date shall continue for a period of sixty months after such termination or the remainder of the option period, whichever is less. The Company may in its discretion cause an option to be forfeited if, at any time more than three months after termination of employment due to retirement, the holder engages in detrimental activity, as defined in the Plan.


      The Board is authorized to amend or terminate the Plan. Stockholder approval will be required for a Plan amendment only if and to the extent such approval is required (i) to maintain compliance of the Plan with Rule 16b-3 under the Securities and Exchange Act of 1934; or (ii) by Section 422 of the United States Internal Revenue Code, as amended (the "Code"). If not sooner terminated, the Restated Plan will terminate on, and no options or SARs will be granted after, June 30, 2004.


Federal Income Tax Consequences

      The following summary is limited to United States federal income tax laws, as in effect on the date of this Proxy Statement, applicable to persons who are both citizens and residents of the United States. This summary does not purport to cover any foreign, state or local taxes.


      Some of the options issued under the Plan are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code, while other options granted under the Plan are non-qualified stock options. The Code provides for tax treatment of stock options qualifying as incentive stock options that may be more favorable to employees than the tax treatment accorded non-qualified stock options. Generally, upon the exercise of an incentive stock option, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the incentive stock option and the fair market value of the stock at the time of purchase is an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise) any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under rules applicable to U.S. corporations, no deduction is available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so purchased before the applicable holding period expires), whereas, upon exercise of an non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee.

      Except with respect to death, an optionee has three months after termination of employment in which to exercise an incentive stock option and retain favorable tax treatment at exercise. An option exercised more than three months after an optionee's termination of employment due to retirement cannot qualify for the tax treatment accorded incentive stock options. Such option would be treated as a non-qualified stock option instead. An optionee who retires from employment and exercises an incentive stock option during the three months following his or her termination should qualify to receive incentive stock option tax treatment for that option.


      SARs are taxed as compensation to the employee upon the exercise of the SARs. The employee will recognize ordinary taxable income in the amount received upon the exercise of an SAR. Generally, the employer corporation will realize a deduction for compensation paid upon the exercise of an SAR.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE RESTATED 1994 STOCK OPTION PLAN.

            DIRECTORS' PROPOSAL TO APPROVE 1996 DIRECTOR OPTION PLAN
                             (Item 4 on Proxy Card)

      The 1996 Director Option Plan (the "Director Plan") was approved by the Board of Directors on August 14, 1996 subject to stockholder approval. The Director Plan provides for automatic grants of stock options to non-employee directors. As of the date of this Proxy Statement, there are five directors of which three are non-employee directors and eligible to participate in the Director Plan. The Company has reserved 200,000 shares of common stock for the grant of options under the Director Plan, subject to anti-dilution adjustments.

Summary of Plan Provisions

      The following is a summary of the terms of the Director Plan. This summary is qualified in its entirety by reference to the full text of the Director Plan which is Exhibit C to this Proxy Statement.

      The Director Plan provides for the automatic grant to non-employee directors of stock options to purchase shares of common stock of the Company. The automatic grants of stock options consist of an initial grant upon the election of a director after August 14, 1996 or, for those non-employee directors serving on August 14, 1996, the adoption of the Plan (the "Initial Grant") and a subsequent grant ("Subsequent Grants") at the time of the annual meeting of stockholders each year.

      Stock options under the Director Plan give the optionee the right to purchase a number of shares of the Company's common stock at future dates within ten years of the date of the grant. Each Initial Grant shall become exercisable in installments cumulatively as follows: on the date which is the six month anniversary of the date of grant, for the greater of 1/8th of the shares of common stock subject to the Initial Grant or 1/48th of the shares of common stock subject to the Initial Grant multiplied by the number of full months that the Director has served as a director of the Company on the date of such six month anniversary. Each Subsequent Grant shall become fully exercisable on the first anniversary of the date of grant.


      The exercise price of each option granted under the Director Plan is 100% of the fair market value of the stock on the date of grant. The purchase price to be paid upon exercise of the stock option grants may be paid by (i) cash,
(ii) check, (iii) other shares of common stock of the Company which (x) in the case of shares of common stock acquired upon the exercise of a stock option granted under the Director Plan have been owned for more than six months on the date of surrender, and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of common stock as to which the option is to be exercised, (iv) the sale or loan proceeds from the sale or pledge of all or part of the shares of common stock to be received upon exercise of the option, or (v) any combination of these methods. The fair market value of shares of common stock on a particular date is defined as (i) the closing price of the common stock as quoted on an established stock exchange or a national market system as quoted on such date, (ii) a mean between the highest and lowest bid and asked price per share of the common stock on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or as regularly quoted by a recognized securities dealer for the last trading day before such date, or
(iii) in the absence of a reliable market by a formula fixed by the Board of Directors.


      On March 17, 1997, the closing price of the Company's common stock on NASDAQ was $1.00 per share.


      The Director Plan permits an optionee to exercise any outstanding option during the three months after termination as a director, other than termination as a result of death or total and permanent disability To the extent an optionee terminates as a director as a result of death or total and permanent disability, the optionee or the optionee's representative has twelve months from the date of death or termination to exercise the options granted under the Director Plan. An outstanding option may only be exercised to the extent it was exercisable on the date of termination.


      The Board of Directors may amend or terminate the Director Plan subject, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, to stockholder approval. No amendment may impair the rights of an option holder of an existing option without his or her consent. If not sooner terminated, the Plan will terminate on and no options may be granted after May 21, 2007.


      Upon approval of the Director Plan by the stockholders, the Initial Grant of an option to purchase 15,000 shares of common stock to each of the three non-employee directors of the Company will be ratified. As of the date of the Annual Meeting of stockholders, the Subsequent Grant of an option to purchase 1,000 shares will be automatically granted. As a result as of the date of the Annual Meeting of stockholders the non-employee directors as a group will hold options to purchase 48,000 shares of common stock. As each director continues he or she will receive a grant to purchase 1,000 shares of common stock on the date of each Annual Meeting of stockholders.


                                NEW PLAN BENEFITS
                            1996 Director Option Plan

             Name and Position                          Number of Units
             -----------------                          --------------
       Non-Executive Director Group                        48,000(1)

---------------
(1)Each non-executive director will also receive an initial option to purchase 15,000 shares of common stock and subsequent options to purchase 1,000 shares on the date of each annual meeting of stockholders if the director has then served as a director for at least six months. The New Plan Benefits table reflects the initial grant of options for 15,000 shares and the grant options for 1,000 shares at the 1997 Annual Meeting if the Director Plan is approved by the stockholders.

Federal Income Tax Consequences

      The following summary is limited to United States federal income tax laws, as in effect on the date of this Proxy Statement, applicable to persons who are both citizens and residents of the United States. This summary does not purport to cover any foreign, state or local taxes.

      The options granted under the plan will be non-qualified stock options. Upon the exercise of a non-qualified option the optionee recognized taxable income (subject to withholding) in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under the rules applicable to U.S. corporations, no deduction is available to the corporation until the exercise of a non-qualified stock option at which time the corporation is entitled to a deduction in the amount of the income recognized by the optionee.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE 1996 DIRECTOR OPTION PLAN.

           DIRECTORS' PROPOSAL TO APPROVE EMPLOYEE STOCK PURCHASE PLAN
                             (Item 5 on Proxy Card)

      Subject to the approval of the stockholders, the Board of Directors approved an Employee Stock Purchase Plan in principle on August 14, 1996 and approved the form of the Employee Stock Purchase Plan on February 19, 1997 (the "Stock Purchase Plan"). The Stock Purchase Plan affords eligible employees of the Company the option to purchase shares of the common stock of the Company at a discount. The Board of Directors has reserved 100,000 shares of common stock for purchase under the terms of the Stock Purchase Plan, subject to anti-dilution adjustments. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code.

Summary of Plan Provisions

      The following is a summary of the terms of the Stock Purchase Plan. This summary is qualified in its entirety by reference to the full text of the Stock Purchase Plan which is Exhibit D to this Proxy Statement.

      The Stock Purchase Plan will be open to all eligible employees of the Company. Eligible employees are all part-time and full-time employees of the Company who are regularly scheduled to work more than 20 hours per week and have completed six consecutive months of employment with the Company at an Offering Commencement Date. No employee will be eligible if, after the grant of the option under the Stock Purchase Plan, (i) in the aggregate, the employee owns or has options to purchase more than 5% of the outstanding shares of common stock of the Company or (ii) the employee's right to purchase stock under all employee stock purchase plans of the Company would accrue at a rate which would exceed $25,000 per calendar year.

      The Board of Directors will establish a date to begin each offering under the Stock Purchase Plan. Offering Commencement Dates can be set by the Board of Directors no more often then once every six months. Each offering will last six months.


      During each offering, each eligible employee will be able to elect to apply up to 5% of his base earnings or salary during the six month period of the offering to purchase shares of common stock at a purchase price equal to the lower of (i) 85% of the fair market value of the stock at the Offering Commencement Date, or (ii) 85% of the fair market value of the stock at the sixth month anniversary of the Offering Commencement Date which will be the Offering Termination Date. For purposes of the Stock Purchase Plan, the fair market value of shares of common stock on a particular date is defined as the closing sales price per share of the common stock on NASDAQ as reported for that date, or if there shall have been no reported prices for that date, the closing price on the last preceding date on which a sale or sales were effected on the NASDAQ. If the common stock is not admitted to trading on NASDAQ on the Offering Commencement Date or Offering Termination Date, fair market value is determined by the Board of Directors of the Company. The amount of the employee contributions are applied to the purchase price of the stock on the Offering Termination Date.

      On March 17, 1997, the closing price of the Company's common stock on NASDAQ was $1.00 per share.

      The Board of Directors will have the right to terminate or amend the Stock Purchase Plan, provided, however, the stockholders must approve any amendment
(i) to increase the maximum number of shares of common stock which may be issued under the Stock Purchase Plan or (ii) to change the employees who are eligible to purchase common stock under the terms of the Stock Purchase Plan. No amendment or termination of the Stock Purchase Plan will terminate or affect any outstanding options to purchase stock. The Stock Purchase Plan has no fixed termination date.

Federal Income Tax Consequences

      The following summary is limited to United States federal income tax laws, as in effect on the date of this Proxy Statement, applicable to persons who are both citizens and residents of the United States. This summary does not purport to cover any foreign, state or local taxes.

      Enrollment or Purchase of Shares under the Stock Purchase Plan. No federal income tax consequences arise at the time of a participating employee's enrollment in the Stock Purchase Plan or upon the purchase of common stock under the Stock Purchase Plan. However, as discussed below, if a participating employee disposes of common stock acquired under the Stock Purchase Plan, the employee will have the federal income tax consequences described below in the year of disposition. Amounts withheld by payroll deduction are subject to federal income tax as though such amounts had been paid in cash.

      Dispositions Prior to End of Holding Period. If a participating employee disposes of common stock purchased under the Stock Purchase Plan within two years after the enrollment date or within one year after the transfer of the common stock to the employee (the "Holding Period"), the employee will have included in his or her compensation taxable as ordinary income in the year of disposition an amount equal to the difference between (A) the fair market value of the common stock on the date of purchase of the shares and (B) the price paid by the employee for the shares, regardless of the price received in connection with the disposition of the shares. The amount of such ordinary income is added to the purchase price and becomes part of the cost basis for that common stock for federal income tax purposes. If the disposition of the common stock involves a sale or exchange, the employee generally will also realize a short-term capital gain or loss equal to the difference between the employee's cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange.

      Dispositions after the End of the Holding Period. If a participating employee disposes of common stock purchased under the Stock Purchase Plan after the end of the Holding Period or if the employee dies at any time while owning such common stock, the employee (or his or her estate) will have included in their compensation taxable as ordinary income in the year of disposition (or death) an amount equal to the lesser of (1) the excess of the fair market value of the common stock on the enrollment date over the purchase price paid by the employee for the shares, or (2) the excess of the fair market value of the common stock on the date of disposition (or death) over the purchase price paid by the employee for the shares. The amount of any such ordinary income is added to the cost basis of that common stock for federal income tax purposes. The cost basis is therefore the sum of the purchase price of the common stock and the ordinary income recognized from the formula above. If the disposition of the common stock involves a sale or exchange, the employee will also realize a long-term capital gain or loss equal to the difference between his or her cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange.

      Tax Consequences to the Company. The Company is not entitled to a tax deduction upon the grant, exercise, purchase or subsequent transfer of shares of common stock acquired on the purchase date, provided the participating employee holds the shares received for the Holding Period. If the employee transfers the common stock before the end of that period, the Company will have a deduction at the time the employee recognizes ordinary income in an amount equal to the amount of ordinary income such person is required to recognize as the result of such transfer during that period; provided, however, that the Company may not be entitled to the deduction to the extent that the employee's compensation (including the ordinary income that the employee is required to recognize as a result of such transfer) exceeds $1 million.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN.


Submission of 1998 Stockholder Proposals

      Proposals of stockholders that are intended to be presented at the annual meeting in 1998 must be received by the Secretary of Digital Descriptor Systems, Inc., 2010-F Cabot Boulevard West, Langhorne, Pennsylvania 19047, not later than December 15, 1997 to be considered for inclusion in the Company's 1998 Proxy material.


      A COPY OF THE COMPANY'S FORM 10-KSB MAY BE OBTAINED BY WRITTEN REQUEST FROM MICHAEL PELLEGRINO, VICE PRESIDENT, FINANCE, AT THE COMPANY, 2010-F CABOT BOULEVARD WEST, LANGHORNE, PENNSYLVANIA 19047.


      The above Notice and Proxy Statement are sent by order of the Board of Directors.


                                               By order of the Directors,


                                               MICHAEL OTT,
                                               Secretary


Dated:   April 18, 1997

                                                                      EXHIBIT A

                                    RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                        DIGITAL DESCRIPTOR SYSTEMS, INC.

      The  Restated   Certificate  of  Incorporation  amends  and  restates  the
Certificate  of  Incorporation  of  Digital   Descriptor   Systems,   Inc.  (the
"corporation") filed with the Secretary of State of Delaware on June 13, 1994.

      ARTICLE I. The name of the corporation is

                        Digital Descriptor Systems, Inc.

      ARTICLE II. The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

      ARTICLE III. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

      ARTICLE IV. The total number of shares of stock which the corporation is authorized to issue is Eleven Million (11,000,000), of which stock Ten Million (10,000,000) shares of the par value of $0.001 each shall be Common Stock, and of which One Million (1,000,000) shares of the par value of one cent ($0.01) each shall be Preferred Stock. Preferred Stock may be issued from time to time
(1) in one or more series, with such distinctive serial designations; and (2) may have such voting powers, full or limited, or may be without voting powers; and (3) may be subject to redemption at such time or times and at such prices; and (4) may be entitled to receive dividends (which may be cumulative or noncumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes of stock; and (5) may have such rights upon dissolution of, or upon any distribution of the assets of the corporation; and (6) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (7) shall have such other relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock from time to time adopted by the Board of Directors pursuant to authority to do so which is hereby vested in the Board of Directors.

      ARTICLE V. The corporation is to have perpetual existence.

      ARTICLE VI. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

      ARTICLE VII. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

      ARTICLE VIII. 1. Limitation on Liability. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the fullest extent permitted by the amended Delaware General Corporation Law. Any repeal or modification of this subsection 1 by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

      2. Indemnification and Insurance. (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in subsection 2(b) of this Article Eight with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this subsection 2 shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the General
Corporation Law of the State of Delaware requires, an advance payment of expenses incurred by a director or officer in his or her capacity as a director of officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to any employee benefit plan) shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall be finally adjudicated that such director or officer is not to be indemnified under this subsection 2 or otherwise.

      (b) If a claim under subsection 2(a) is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

      (c) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this subsection 2 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

      (d) The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

      (e) The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses incurred in defending any proceeding to any employee or agent of the corporation to the fullest extent of the provisions of this subsection 2 with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

      (f) For purposes of this subsection 2, the term "corporation" shall include, in addition to the corporation, any constituent corporation absorbed in a consolidation or merger with the corporation, to the extent such constituent corporation would have had power and authority to indemnify its directors, officers, employees and agents if its separate existence had survived.

      ARTICLE IX. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders, directors, or any other person herein are granted subject to this reservation.

      ARTICLE X. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under ss.291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under ss.279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

      This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 245 and 141 of the General Corporation Law of the State of Delaware.

      I, THE UNDERSIGNED, being the President of the corporation, do make this certificate, hereby declaring and certifying that this is the act and deed of the corporation and the facts stated herein are true, and accordingly have hereunto set my hand this ___ day of ___________, 1997.


                                        DIGITAL DESCRIPTOR SYSTEMS, INC.



                                        ________________________________
                                        Garrett U. Cohn, President

                                                                      EXHIBIT B

                                    RESTATED
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                             1994 STOCK OPTION PLAN
                       (As Amended Through March 20, 1997)

1. Purpose of the Plan

      This Stock Option Plan (the "Plan") is intended as an incentive to key employees of Digital Descriptor Systems, Inc. (the "Company"). Its purposes are to retain employees with a high degree of training, experience and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company.

2. Administration of the Plan

      (a) Stock Option Committee. The Board of Directors shall appoint and maintain a Stock Option Committee (the "Committee") which shall consist of at least two (2) members of the Board of Directors, none of whom is an officer or employee of the Company, who shall serve at the pleasure of the Board. The Committee may from time to time grant incentive stock options and non-qualified stock options ("Stock Options") under the Plan to the persons described in
Section 3 hereof. No member of such Committee shall be eligible to receive Stock Options under this Plan during his or her tenure on the Committee. Members of the Committee shall be subject to any additional restrictions necessary to satisfy the disinterested administration of the Plan as required in Rule 16b-3 under the United States Securities Exchange Act of 1934 (the "Act") as it may be amended from time to time.

      (b) Powers of Committee. The Committee shall have full power and authority to interpret the provisions of the Plan and supervise its administration. All decisions and selections made by the Committee pursuant to the provisions of the Plan shall be made by a majority of its members. Any decision reduced to writing and signed by a majority of the members shall be fully effective as if adopted by a majority at a meeting duly held. The Committee shall have full and final authority to determine (i) the persons to whom Stock Options hereunder shall be granted, (ii) the number of shares to be covered by each Stock Option except that no optionee may be granted Stock Options for more than 300,000 Shares during the life of the Plan, and (iii) whether such Stock Option shall be designated an "incentive stock option" or a "non-qualified stock option."

      (c) Limitation of Committee Member Liability. No member of the Committee shall be liable for anything done or omitted to be done by him or by her or any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.


      (d) Forfeiture of Options For Detrimental Activity. If the exercise period of an outstanding Stock Option is continued following a holder's termination of employment due to retirement as provided in Section 5(e)(ii)(C), the Committee shall have the authority in its discretion to cause such Stock Option to be forfeited in the event that such holder engages in "detrimental activity" as described in Section 5(e)(ii)(C).


3. Grants of Stock Options

      (a) Eligibility. The persons eligible for participation in the Plan as recipients of Stock Options shall include only employees of the Company or its subsidiary corporations as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code") and hereinafter referred to as "subsidiaries", who are executive, administrative, professional or technical personnel who have responsibilities affecting the management, direction, development and financial success of the Company or its subsidiaries. An employee may receive more than one grant of Stock Options at the Committee's discretion including simultaneous grants of different forms of Stock Options.

      (b) Committee Determines Terms and Conditions of Options. The Committee in granting Stock Options hereunder shall have discretion to determine the terms and conditions upon which such Stock Options may be exercisable, including a designation of Stock Options as "incentive stock options" under Section 422 of the Code, and shall so designate at the time of any grant if the Stock Option is to be an incentive stock option. Each grant of a Stock Option shall be confirmed by an Agreement consistent with this Plan which shall be executed by the Company and by the person to whom such Stock Option is granted. The Committee shall have the right to determine the period of time, if any, during which the recipient must remain in the employment of the Company or a subsidiary as a condition to the exercise of any Stock Option. Any Stock Option may provide that the exercisablity thereof, or of any installment or portion thereof, is subject to the satisfaction of any other terms and conditions as the Committee may determine, such as, but not limited to, the market price of the Shares, satisfaction of goals for the employee or performance of the Company.

      (c) Employment Includes Employment With Subsidiaries. For purposes of this Plan, employment with the Company shall include employment with any subsidiary of the Company, and the Stock Options granted under this Plan shall not be affected by an employee's transfer of employment from the Company to a subsidiary, from a subsidiary to the Company or between subsidiaries.

      (d) Method of Exercise. Subject to the provisions of this Plan, an optionee may exercise Stock Options, in whole or in part, at any time when the Stock Option is exercisable by written notice of exercise to the Company on a form provided by the Committee specifying the number of Shares subject to the Stock Option to be purchased. Except where waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Shares already owned by the optionee (which Shares shall have been owned by the optionee for not less than 6 months if the optionee is subject to Section 16 of the Act) having a total Fair Market Value on the date of such delivery equal to the purchase price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain Shares which would otherwise be issuable upon exercise of the Stock Option having a total Fair Market Value on the date of delivery equal to the purchase price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the optionee has submitted a notice of exercise or otherwise indicated an intent to exercise a Stock Option (in accordance with applicable regulations of the board of governors of the Federal Reserve System, and any other requirement of law, a so-called "cashless" exercise); (v) by certifying ownership of Shares to the satisfaction of the Committee for later delivery to the Company as specified by the Committee; or (vi) by any combination of the foregoing.

4. Shares Subject to the Plan

      Subject to adjustment as provided in Section 8 hereof, there shall be subject to the Plan 300,000 shares of Common Stock, par value $0.001 per share, of the Company (the "Shares"). The Shares subject to the Plan shall consist of authorized and unissued Shares or previously issued Shares reacquired and held by the Company or any subsidiary. Should any Stock Option expire or be terminated prior to its exercise in full and prior to the termination of the Plan, the Shares theretofore subject to such Stock Option shall be available for further grants under the Plan. Until termination of the Plan, the Company and/or one or more subsidiaries shall at all times make available a sufficient number of Shares to meet the requirements of the Plan. After termination of the Plan, the number of Shares reserved for purposes of the Plan from time to time shall be only such number of Shares as are issuable under then outstanding Stock Options.

5. Terms of Stock Options

      (a) Incentive Stock Options. Stock Options granted under this Plan which are designated as incentive stock options may be granted with respect to any numbers of Shares, subject to the limitation that the aggregate "Fair Market Value" of such Shares (determined in accordance with Section 5(b) of the Plan at the time the Stock Option is granted) with respect to which such Stock

Options are exercisable for the first time by an employee during any one calendar year (under all such plans of the Company and any subsidiary of the Company) shall not exceed $100,000. To the extent that the aggregate Fair Market Value of Shares with respect to which incentive stock options (determined without regard to this subsection) are exercisable for the first time by any employee during any calendar year (under all plans of the employer corporation and its parent and subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not incentive stock options.


      (b) Purchase Price For Shares Subject to Stock Options. The purchase price of each Share subject to a Stock Option shall be determined by the Committee prior to granting a Stock Option. The Committee shall set the purchase price for each Share at such price as the Committee in its sole discretion shall determine. If such Stock Option is an incentive stock option, the purchase price shall be not less than the fair market value (the "Fair Market Value") of each Share on the date the Stock Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, not less than one hundred ten percent (110%) of such Fair Market Value per Share. The Fair Market Value of a Share on a particular date shall be deemed to be (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (ii) if the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Committee deems reliable, or (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in accordance with a formula fixed in good faith by the Committee.


      (c)  Installments

           (i) Exercisable in Installments. Each Stock Option granted hereunder shall be exercisable in one or more installments (annual or other) on such date or dates as the Committee may in its sole discretion determine, and the terms of such exercise shall be set forth in the Stock Option Agreement covering the grant of the Stock Option, provided that no Stock Option may be exercised after the expiration of ten (10) years from the date such Stock Option is granted.

           (ii) Installments are Cumulative. Except as provided in paragraph (e) below, the right to purchase Shares pursuant to a Stock Option shall be cumulative so that when the right to purchase any Shares has accrued such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Stock Option.

      (d) Amendment of Options. At any time at or after the granting of any Stock Option, the Committee shall have the right to amend any provision thereof, including, without limitation, to change the exercise price and the installment exercise dates, subject, however, to any applicable limitations concerning options designated as incentive stock options and to any limitations provided by the Act, by Rule 16b-3 and by any other rule issued under the Act; provided, however, that no Stock Option shall be amended to increase the exercise price, extend the date on which such Stock Option or any installment thereof shall become exercisable or shorten the term of the Stock Option without the consent of the optionee.


      (e) Termination

           (i) Termination of Employment.

                (A) If the optionee's employment with the Company is terminated with the consent of the Company and provided such employment is not terminated for cause (of which the

           Committee shall be the sole judge), the Committee may permit such Stock Option to be exercised by such optionee at any time during the period of three (3) months after such termination, provided that such Stock Option may be exercised before expiration and within such three-month period only to the extent it was exercisable on the date of such termination.

                (B) In the event an optionee dies while in the employ of the Company or dies after termination of employment but prior to the exercise in full of any Stock Option which was exercisable on the date of such termination, such Stock Option may be exercised before expiration by the optionee's personal representative during the period of twelve (12) months after the date of death to the extent exercisable by the optionee at the date of death.

                (C) If the optionee's employment with the Company is terminated without the consent of the Company for any reason other than the death of the optionee, or if the optionee's employment with the Company is terminated for cause, his rights under any then outstanding Stock Option shall terminate immediately. The Committee shall be the sole judge of whether the optionee's employment is terminated without the consent of the Company or for cause.

           (ii)  Termination at Retirement.

                (A) If the optionee's employment with the Company is terminated due to retirement in the Committee's sole discretion, such Stock Option shall be exercisable by such optionee at any time during the period of sixty (60) months after such termination or the remainder of the option period, whichever is less, provided that such Stock Option may be exercisable after such termination and before expiration only to the extent that it is exercisable on the date of such termination.

                (B) In the event an optionee dies during such extended exercise period, such Stock Option may be exercised by the optionee's personal representative during the period of twelve (12) months after the date of death to the extent exercisable by the optionee at the date of death and to the extent the Stock Option does not expire within such twelve (12) months.

                (C) Notwithstanding the foregoing, if at any time after termination due to retirement the optionee engages in "detrimental activity" (as hereinafter defined), the Committee in its discretion may cause the optionee's right to exercise such Stock Option to be forfeited. Such forfeiture may occur at any time subsequent to the date that is three (3) months after the optionee's termination of employment and prior to the exercise of such Stock Option. If an allegation of detrimental activity by an optionee is made to the Committee, the exercisability of the optionee's Stock Options will be suspended for up to two months to permit the investigation of such allegation. For purposes of this Section 5(c)(v), "detrimental activity" means activity that is determined by the Committee in its sole and absolute discretion to be detrimental to the interests of the Company or any of its subsidiaries, including but not limited to situations where such optionee: (1) divulges trade secrets of the company, proprietary data or other confidential information relating to the Company or to the business of the Company and any subsidiaries, (2) enters into employment with a competitor under circumstances suggesting that such optionee will be using unique or special knowledge gained as a Company employee to compete with the Company, (3) is convicted by a court of competent jurisdiction of any felony or a crime involving moral turpitude, (4) uses information obtained during the course of his or her prior employment for his or her own purposes, such as for the solicitation of business, (5) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (6) takes any action that harms the business interests, reputation, or goodwill of the Company and/or its subsidiaries.


           (iii) Ten Year Term Limitation on Options. Notwithstanding the other provisions of this paragraph (e), in no event may a Stock Option be exercised after the expiration of ten (10) years from the date such Stock Option is granted.

      (f) Restrictions on Transfer of Shares. At the time of the grant of a Stock Option, the Committee may determine that the Shares covered by such Stock Option shall be restricted as to transferability. If so restricted, such Shares shall not be sold, transferred or disposed of in any manner, and such Shares shall not be pledged or otherwise hypothecated until the restriction expires by its terms. The circumstances under which any such restriction shall expire shall be determined by the Committee and shall be set forth in the Stock Option Agreement covering the grant of the Stock Option to purchase such Shares.


6. Assignability of Stock Options


      Stock Options granted under the Plan shall not be assignable or otherwise transferable by the recipient except by will or the laws of descent and distribution, subject to the provisions of Section 5(e). Otherwise, Stock Options granted under this Plan shall be exercisable during the lifetime of the recipient (except as otherwise provided in the Plan or the applicable Agreement for Stock Options other than incentive stock options) only by the recipient for his or her individual account, and no purported assignment or transfer of such Stock Options thereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Stock Options thereunder shall terminate and become of no further effect.


7. Taxes

      The Committee may make such provisions and rules as it may deem appropriate for the withholding of taxes in connection with any Stock Options granted under the Plan. An optionee, in the discretion of the Committee, may elect to satisfy all or any portion of the United States tax required to be withheld by the Company in connection with the exercise of such Stock Option by electing to have the Company withhold a number of Shares having a Fair Market Value on the date of exercise equal to or less than the amount required to be withheld. An optionee's election pursuant to the preceding sentence must be made on or before the date of exercise and must be irrevocable.


8. Reorganizations and Recapitalization of the Company


      (a) Plan Does Not Limit Company Actions. The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.


      (b) No Adjustment for Future Issuances of Shares. Except as hereinafter provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options granted hereunder.

      (c) Antidilution For Certain Capital Adjustments. The Shares with respect to which Stock Options may be granted hereunder are shares of the Common Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company or a subsidiary of all of the Shares which are subject to the Stock Options or rights granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, the number of Shares subject to the Plan shall be proportionately adjusted and the number of Shares with respect to which Stock Options granted hereunder may thereafter be exercised shall:

           (i) in the event of an increase in the number of outstanding Shares, be proportionately increased, and the cash consideration (if any) payable per Share shall be proportionately reduced; and

           (ii) in the event of a reduction in the number of outstanding Shares, be proportionately reduced, and the cash consideration (if any) payable per Share shall be proportionately increased.

      (d) Mergers and Consolidations. If the Company merges with one or more corporations, or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter, upon any exercise of Stock Options granted hereunder, the recipient shall, at no additional cost (other than the option price, if any) be entitled to receive (subject to any required action by stockholders) in lieu of the number of Shares as to which such Stock Options shall then be exercisable the number and class of shares of stock or other securities to which the recipient would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the recipient had been the holder of record of the number of shares of Common Stock of the Company equal to the number of Shares as to which such Stock Options shall be exercisable. Upon any reorganization, merger or consolidation where the Company is not the surviving corporation or upon liquidation or dissolution of the Company, all outstanding Stock Options shall, unless provisions are made in connection with such reorganization, merger or consolidation for the assumption of such Stock Options, be canceled by the Company as of the effective date of any such reorganization, merger or consolidation, or of any dissolution or liquidation of the Company, by giving notice to each holder thereof or his or her personal representative of its intention to do so and by permitting the exercise during the thirty-day period next preceding such effective date of all Stock Options which are outstanding as of such date, whether or not otherwise exercisable.

9. Plan Term

      The Plan shall be effective July 13, 1994. No Stock Options shall be granted pursuant to this Plan after June 30, 2004.

10. Stock Appreciation Rights

      (a) General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the employee's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the employee to surrender to the Company the Stock Appreciation Right and to be paid therefor in Shares, cash or a combination thereof as herein provided, the amount described in Section 10(c)(ii) below.

      (b) Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and the exercise of such a Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option (and the exercise of a Stock Option shall result in a corresponding cancellation of the Stock Appreciation Right). In the case of a Stock Option other than an incentive stock option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an incentive stock option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in the Plan.

      (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

           (i) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the period for the Stock Option and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable. A Stock Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the employee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

             (ii) Amount. Upon the exercise of a Stock Appreciation Right, an employee shall be entitled to receive an amount in cash, Shares or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per Share over the price per Share of Common Stock specified in the related Agreement multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the price per Share. The aggregate Fair Market Value per Share shall be determined as of the date of exercise of such Stock Appreciation Right.

             (iii)  Special  Rules.  In the  case of Stock  Appreciation  Rights
      relating  to  Stock   Options  held  by  employees  who  are  actually  or
      potentially subject to Section 16(b) of the Act:

                (A) The Committee may require that such Stock Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

                (B) The Committee may provide that the amount to be paid upon exercise of such Stock Appreciation Rights (other than those relating to incentive stock options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Shares on the principal exchange on which the Shares are traded, NASDAQ or other relevant market for determining value on any day during such "window period"; and

                (C) no Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death of the employee prior to the expiration
           of  the  six-month   period.

           (iv)   Non-transferability  of  Stock   Appreciation  Rights.  Stock
      Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

           (v) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

           (vi) Effect on Shares Under the Plan. To the extent required by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

           (vii) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an incentive stock option shall not be exercisable unless the Fair Market Value of the Shares on the date of exercise exceeds the exercise price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the exercise price.

11. Amendment or Termination

      The Board of Directors may amend, alter or discontinue the Plan at any time insofar as permitted by law, but no amendment or alteration shall be made without the approval of the stockholders:

      (a) if and to the extent such amendment is required to be approved by stockholders to continue the exemption provided for in Rule 16b-3 (or any successor provision) under the Act; or

      (b) if and to the extent such amendment requires stockholder approval under Section 422 of the Code (or any successor provision).

No amendment of the Plan shall alter or impair any of the rights or obligations of any person, without his consent, under any option or right theretofore granted under the Plan.

12. Government Regulations

      Notwithstanding any of the provisions hereof, or of any Stock Option granted hereunder, the obligation of the Company or any subsidiary to sell and deliver Shares under such Stock Option or to make cash payments in respect thereto shall be subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required, and the recipient shall agrees that he will not exercise or convert any Stock Option granted hereunder, and that the Company or any subsidiary will not be obligated to issue any Shares or make any payments under any such Stock Option if the exercise thereof or if the issuance of such Shares or if the payment made shall constitute a violation by the recipient or the Company or any subsidiary of any provision of any applicable law or regulation of any governmental authority.

                                                                      EXHIBIT C

                        DIGITAL DESCRIPTOR SYSTEMS, INC.

                            1996 DIRECTOR OPTION PLAN

      1. Purposes of the Plan. The purposes of the 1996 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

      All options granted hereunder shall be "non-statutory stock options."

      2. Definitions. As used herein, the following definitions shall apply:

           (a) "Board" means the Board of Directors of the Company.

           (b) "Code" means the Internal Revenue Code of 1986, as amended.

           (c) "Common Stock" means the Common Stock of the Company.

           (d) "Company" means Digital Descriptor Systems, Inc., a Delaware corporation.

           (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

           (f) "Director" means a member of the Board.

           (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company and the retention of a director as a consultant shall not be sufficient in and of itself to constitute "employment" by the Company.

           (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows: (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the board deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;


               (iii) In the  absence  of an  established  market  for the Common
           Stock,   the  Fair  Market  Value  thereof  shall  be  determined  in accordance with a formula fixed in good faith by the Board.


           (j) "Option" means a stock option granted pursuant to the Plan.

           (k) "Optioned Stock" means the Common Stock subject to an Option.

           (l) "Optionee" means an Outside Director who receives an Option.

           (m) "Outside Director" means a Director who is not an Employee.

           (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

           (o) "Plan" means this 1996 Director Option Plan.

           (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

           (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

      3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares (the "Pool") of Common Stock.
The Shares may be authorized but unissued, or reacquired Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

      4. Administration of and Grants of Options under the Plan.

      (a) Procedure for Grants. The provisions set forth in this Section 4(a) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under the Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

           (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

           (ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

           (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 1,000 Shares (a "Subsequent Option") each year on the date of the annual meeting of the stockholders of the Company, if on such date, he shall have served on the Board for at least six (6) months.

           (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholders approval of the Plan in accordance with Section 16 hereof.

           (v) The terms of a First Option granted hereunder shall be as follows: (A) the terms of the First Option shall be ten (10) years.

                (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
           Section 8 hereof.

                (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

                (D) the First Option shall become exercisable in installments cumulatively as follows: on the date which is the six (6) month anniversary of the date of grant, for the greater of 1/8th of the Shares subject to the First Option, or 1/48th of the Shares subject to the First Option times the number of full months that the Outside Director had served in such capacity as of such six (6) month anniversary; and thereafter at the rate of 1/48th of the Shares subject to the First Option on each monthly anniversary of the date of grant.

           (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                (A) the terms of the Subsequent Option shall be ten (10) years.

                (B) the Subsequent Options shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 8 hereof.

                (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

                (D) the Subsequent Option shall become exercisable as to 100% percent of the Shares subject to the Subsequent Option on the first anniversary of its date of grant.

           (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

      5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

      The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director of the Company may have to terminate his or her directorship at any time.

      6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

      7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (ii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (v) any combination of the foregoing methods of payment.

      8. Exercise of Option.

      (a) Procedure for Exercise; Rights as a Stockholder. Any option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

      (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      (c) Termination of Continuous Status as Director. In the event an Optionee's Continuous Status as a Director terminates [other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)], the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

      9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

      (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

      (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, each outstanding Option shall become fully vested and exercisable, including as to Shares as which it would not otherwise be exercisable, unless the Board, in its discretion, determines otherwise. If an Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Option Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).

      11. Amendment and Termination of the Plan.

      (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alternation, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

      12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

      13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                      EXHIBIT D

                        DIGITAL DESCRIPTOR SYSTEMS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE 1
                                     PURPOSE

      1.1 Purpose. The purpose of the Digital Descriptor Systems, Inc. Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Digital Descriptor Systems, Inc. (the "Company") who wish to become shareholders of the Company an opportunity to purchase common stock ($.001 par value) of the Company ("Stock"). The Board of Directors of the Company believes that employee participation in the ownership of the Company will be to the mutual benefit of both the employees and the Company. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                                    ARTICLE 2
                                   DEFINITIONS

      2.1 Board. Board shall mean the Board of Directors of the Company or a committee appointed by the Board of Directors of the Company to administer the Plan. The Board shall have complete discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for the administering of the Plan. The Board's determination of the foregoing matters shall be conclusive.

      2.2 Compensation. Compensation shall mean regular straight-time earnings or salary, excluding payments for overtime, shift premium, bonuses and other special payments, commissions or incentive payments.

      2.3 Employee. Employee shall mean any person who is customarily employed on a full-time or part-time basis by the Company and is regularly scheduled to work more than 20 hours per week.

      2.4 Plan Administrator. Plan Administrator shall mean the person designated by the Board to receive notices and supervise the operation of the Plan. In the absence of a designation of a Plan Administrator by the Board, the Treasurer of the Company shall be the Plan Administrator.

                                    ARTICLE 3
                          ELIGIBILITY AND PARTICIPATION

      3.1 Initial Eligibility. Any employee who shall have completed six consecutive months of employment and shall be employed by the Company on the date his participation in the Plan is to become effective shall be eligible to participate in Offerings under the Plan which commence on or after such six month period has concluded.

      3.2 Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence and such employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such employee shall have returned to regular full-time or part-time employment (as applicable) prior to the close of business on such 90th day. Termination by the Company of any employee's leave of absence, other than termination of such leave of absence by return to full-time or part-time employment (as applicable) shall terminate an employee's employment for all purposes of the Plan and shall terminate such employee's participation in the Plan and right to exercise any option.

      3.3 Restrictions on Participation. Notwithstanding any provisions of the Plan to the contrary, no employee shall be granted any rights to purchase shares under the Plan:

           (a) If, immediately after such grant, such employee would own Stock, and/or hold outstanding options to acquire Stock, possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company (for the purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining Stock ownership); or

           (b) Which would permit such employee's rights to purchase Stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the Stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding.

      3.4 Restrictions on Grants. No more than 100,000 shares of Stock may be sold pursuant to options granted under the Plan. If for any reason any option under the Plan terminates in whole or in part, shares of Stock subject to such terminated options may be again subject to an option under the Plan.

      3.5 Commencement of Participation. An eligible employee may become a participant with respect to a particular Offering (defined below) by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the personnel office on or before the Offering Commencement Date (defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date, unless sooner terminated by the participant as provided in Article 7.

                                    ARTICLE 4
                                    OFFERINGS

      4.1 Offerings. From time to time, but not more frequently than once during any six month period, the Board may fix a date ("Offering Commencement Date"), on which the Company will make an offer ("Offering"), to all employees then eligible to participate, of options to purchase Stock. Each Offering Commencement Date shall be at least 60 days after the date on which the Board makes the employees aware of the Offering. The Offering Termination Date shall be the date which is six months after the Offering Commencement Date.

                                    ARTICLE 5
                               GRANTING OF OPTIONS

      5.1 Number of Shares of Option Stock. On each Offering Commencement Date, each participating employee shall be deemed to have been granted an option to purchase a maximum number of shares of Stock determined as follows:

           (a) The percentage of the employee's Compensation which he has elected to have withheld, but in no event exceeding five percent of Compensation; multiplied by

           (b) The employee's Compensation during the period of the Offering; divided by


           (c) 85 percent of the market value of the Stock on the applicable Offering Commencement Date, determined as provided in Section 5.2 below.


     5.2 Option Price. The option price of Stock under this Plan shall be the lower of:

           (a) 85 percent of the market value of the Stock on the Offering Commencement Date; or

           (b) 85 percent of the market value of the Stock on the Offering Termination Date.


The market value of the Stock shall be its closing price on the applicable date, or the nearest prior business day on which trading occurred, on National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ). If the Stock is not admitted to trading on NASDAQ on the Offering Commencement Date or the Offering Termination Date, then the market value on such dates shall be 85 percent of the fair market value of the Stock as determined by the Board.

                                    ARTICLE 6
                               EXERCISE OF OPTIONS

      6.1 Automatic Exercise. Unless a participant gives written notice to the Company as provided herein, his option for the purchase of Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable option price (but not in excess of the number of shares of Stock for which options have been granted to the employee pursuant to Section 5.1) and any excess in his account at that time will be returned to him.

      6.2 Withdrawal of Account. By written notice to the Plan Administrator, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all accumulated payroll deductions in his account at such time.

      6.3 Fractional Shares. Fractional shares of Stock will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares will be returned to any employee promptly following the termination of an Offering, without interest.

      6.4 Transferability of Options. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

      6.5 Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option.

                                    ARTICLE 7
                                   WITHDRAWAL

      7.1 In General. A participant may withdraw payroll deductions credited to his account under the Plan at any time by giving written notice to the Plan Administrator. All of the employee's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering.

      7.2 Effect on Subsequent Participant. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

      7.3 Termination of Employment. Upon termination of the participant's employment for any reason, including retirement but excluding death while in the employ of the Company, the payroll deductions credited to his account will be returned to him.

      7.4 Death. Upon termination of the participant's employment because of his death, his beneficiary (as defined in Section ) shall have the right to elect by written notice given to the Plan Administrator prior to the earlier of the Offering Termination Date or the expiration of a period of 60 days commencing with the date of the death of the participant, either:

           (a) To withdraw all of the payroll deductions credited to the participant's account under the Plan; or

           (b) To exercise the participant's option for the purchase of Stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares of Stock which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price, and any excess in such account will be returned to the beneficiary.


In the event that no such written notice of election shall be duly received by the Plan Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to subsection (b), to exercise the participant's option.

      7.5 Leave of Absence. A participant on leave of absence shall, subject to the election made by such participant pursuant to Section 3.5, continue to be a participant in the Plan so long as such participant is on continuous leave of absence. A participant who has been on leave of absence for more than 90 days and who therefore is not an employee for the purpose of the Plan shall not be entitled to participate in any Offering commencing after the 90th day of such leave of absence. Notwithstanding any other provisions of the Plan, unless a participant on leave of absence returns to regular full time or part time employment with the Company at the earlier of: the termination of such leave of absence; or three months from the 90th day of such leave of absence, such participant's participation in the Plan shall terminate on whichever of such dates occurs first.


                                    ARTICLE 8
                                    INTEREST


      8.1 Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participant employee; except that interest shall be paid on any and all money which is distributed to an employee or his beneficiary pursuant to Sections 6.1 and 7.4(a). Such distributions shall bear simple interest during the period from the date of withholding to the date of return at the regular passbook savings account rates per annum in effect at Summit Bank during the applicable offering period or, if such rates are not published or otherwise available for such purpose, at the regular passbook savings account rates per annum in effect during such period at another major commercial bank in Philadelphia, Pennsylvania selected by the Board. Where the amount returned represents an excess amount in an employee's account after such account has been applied to the purchase of stock, the employee's withholding account shall be deemed to have been applied first toward purchase of stock under the Plan, so that interest shall be paid only on the last withholdings during the period which result in the excess amount.


                                    ARTICLE 9
                                      STOCK

      9.1 Maximum Shares. The maximum number of shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 10.4, shall be 100,000 shares for all Offerings. The maximum number of shares of Stock which shall be issued in each Offering shall be determined by the Board at the time the Offering is made. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Section 6.1 exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.


      9.2 Participant's Interest in Option Stock. The participant will have no interest in Stock covered by his option until such option has been exercised on the Offering Termination Date.

      9.3 Registration of Stock. Stock to be delivered to a participant under the Plan will be registered in the name of the participant, or, if the participant so directs by written notice to the Plan Administrator prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

                                   ARTICLE 10
                                 MISCELLANEOUS

      10.1 Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice to the Plan Administrator. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Stock and/or cash to the personal representative of the estate of the participant, or if no such personal representative has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or, if none, per stirpes to the descendants of the participant. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the Stock or cash credited to the participant under the Plan.

      10.2 Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section .

      10.3 Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

      10.4  Adjustment Upon Changes in Capitalization.


           (a) If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Board in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in
      Article 4 hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends.

           (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with the transactions as the Board shall deem necessary to assure that the provisions of this Section 10.4 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities and/or property as to which the holder of such option might thereafter be entitled to receive.


      10.5 Amendment and Termination. The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company (i) increase the maximum number of shares which may be issued under any Offering (except pursuant to Section ); (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. No termination, modification, or amendment of the Plan may, without the consent of an employee then having an option under the Plan to purchase stock, adversely affect the rights of such employee under such option.

      10.6 Effective Date. The Plan shall become effective as of February 1, 1997, subject to approval by the holders of the majority of the Stock.

      10.7 No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

      10.8 Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the personal representatives thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such employee.

PROXY
                        DIGITAL DESCRIPTOR SYSTEMS, INC.
           2010-F Cabot Boulevard West, Langhorne, Pennsylvania 19047

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 1997.


     The undersigned hereby appoints Garrett U. Cohn and Michael Pellegrino, and each of them, as proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares of the undersigned in Digital Descriptor Systems, Inc. at the Annual Meeting of Stockholders to be held at 2010-F Cabot Boulevard West, Langhorne, Pennsylvania 19047 on May 21, 1997 at 1:30 p.m. and at any adjournment thereof, upon all subjects that may properly come before the meeting, subject to any directions indicated on the reverse side of this card.


     PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY BALLOT, YOUR SHARES CAN NOT BE VOTED.


     This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given, the proxies will vote: FOR election of the nominees listed on the reverse side; FOR amendment and restatement of the Certificate of Incorporation; FOR approval of the Restated 1994 Stock Option Plan; FOR approval of the 1996 Director Option Plan; FOR approval of the Employee Stock Purchase Plan; and at their discretion on any other matter that may properly come before the meeting.

     The Board of Directors recommends a vote FOR the 4 nominees and FOR the other proposals


     1. Election of Directors    FOR ALL NOMINEES    WITHHOLD FROM ALL NOMINEES
                                        [ ]                     [ ]


  Nominee:  Garrett U. Cohn, Myrna L. Cohn, Ph.D., Michael Ott, Steven F. Bright


FOR ALL EXCEPT the following nominee(s): _______________________________________


                                                                              FOR        AGAINST       ABSTAIN
     2. Amendment and restatement of the Certificate of Incorporation         [ ]          [ ]           [ ]
     3. Approval of the Restated 1994 Stock Option Plan                       [ ]          [ ]           [ ]
     4. Approval of the 1996 Director Option Plan                             [ ]          [ ]           [ ]
     5. Approval of the Employee Stock Purchase Plan                          [ ]          [ ]           [ ]



                                  Date__________________________________  , 1997


                                  Signature: __________________________________


                                  Signature: __________________________________

                                  Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title or capacities.